Exhibit 99.1

Roadzen and Mizuho Agree To Extend Senior Debt Maturity

by Full year to December 31, 2025

NEW YORK, December 12, 2024 (GLOBE NEWSWIRE) – Roadzen Inc. (Nasdaq: RDZN) (“Roadzen” or the “Company”), a global leader in AI at the intersection of insurance and mobility, today announced that it has reached an agreement in principle with Mizuho Securities USA LLC, a leading global investment bank and securities firm, to extend the maturity date of its $11.5 million 15% senior secured notes by one year, to December 31, 2025, providing additional financial flexibility for the Company. The completion of the extension is subject to, among other things, the negotiation of definitive agreements for the extension and satisfaction of the conditions negotiated therein.

“As Roadzen’s technology continues to gain market traction across the world, restructuring our balance sheet is crucial to achieving a valuation that truly reflects our potential,” said Rohan Malhotra, Roadzen’s founder & CEO. “We appreciate Mizuho’s continued support as they convert their short-term notes into long-term debt. It is very clear that Mizuho is a valued partner that shares our vision in recognizing the magnitude of Roadzen’s impact on the auto insurance industry, worldwide.”

About Roadzen Inc.

Roadzen Inc. (Nasdaq: RDZN) is a global technology company transforming auto insurance using advanced artificial intelligence (AI). Thousands of clients, from the world’s leading insurers, carmakers and fleets, to dealerships and auto insurance agents, use Roadzen’s technology to build new products, sell insurance, process claims, and improve road safety. Roadzen’s pioneering work in telematics, generative AI, and computer vision has earned Roadzen recognition as a top AI innovator by publications such as Forbes, Fortune and Financial Express. Roadzen’s mission is to continue advancing AI research at the intersection of mobility and insurance, ushering in a world where accidents are prevented, premiums are fair, and claims are processed within minutes, not weeks. Headquartered in Burlingame, California, the Company has 360 employees across its global offices in the U.S., India, U.K. and France. To learn more, please visit www.roadzen.ai.

Investor Contacts:

IR@roadzen.ai

Media Contacts:

Sanya Soni: sanya@roadzen.ai

Gutenberg: roadzen@thegutenberg.com

Cautionary Statement Regarding Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “pipeline,” “leads,” “estimate,” and “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding the agreement in principal to extend our senior debt, as well as all other statements other than statements of historical fact included in this press release. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in “Risk Factors” in our Securities and Exchange Commission (“SEC”) filings, including the definitive proxy statement/prospectus we filed with the SEC on August 14, 2023. We urge you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this press release. All subsequent written or oral forward-looking statements attributable to our company or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this press release are made only as of the date of this release. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.